UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
ZAREBA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388 (Commission File Number)	41-0832194 (IRS Employer Identification No.)
13705 26th Ave. N., Suite 102
Minneapolis, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)
(763) 551-1125
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.
On May 10, 2007, the Board of Directors of Zareba Systems, Inc. (the “Company”) unanimously approved the Amended and Restated Bylaws of the Company.
The Amended and Restated Bylaws include amendments to Article VI of the Company’s Bylaws to allow for the issuance and transfer of uncertificated shares and thereby enable the Company to comply with Nasdaq Marketplace Rule 4350(l) (the “Direct Registration Rule”). The Direct Registration Rule requires Nasdaq-listed securities (such as the Company’s Common Stock) to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Exchange Act on and after January 1, 2008. A direct registration program allows for book-entry ownership of stock or other securities. Shares are owned, recorded and transferred electronically without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Section 6.1 of the Company’s Bylaws previously provided that each shareholder was entitled to a physical stock certificate, and Section 6.1 of the Amended and Restated Bylaws now provides that shares of the Company may be certificated or uncertificated. The other provisions of Article VI of the Company’s Bylaws have been amended accordingly. The Amended and Restated Bylaws continue to provide that transfer of certificated shares shall only occur upon surrender of the certificate.
The Amended and Restated Bylaws also include a new Section 7.6, which provides that any provision relating to the management of the business or the regulation of the affairs of the Company that (a) could be but is not expressly set forth in the Bylaws, (b) is applicable to the Company pursuant to the Minnesota Business Corporation Act, and (c) is not inconsistent with the Articles of Incorporation of the Company or the Bylaws, as determined by the Board of Directors of the Company, shall be deemed incorporated into the Bylaws as if fully set forth in the Bylaws.
The above summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K. The full text of the Bylaws is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
3.1       Amended and Restated Bylaws of Zareba Systems, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2007

Zareba Systems, Inc.
By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Zareba Systems, Inc.